SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934




        Date of Report (Date of earliest event reported): April 30, 1997




                           ASR INVESTMENTS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



          MARYLAND                      1-9646                   86-0587826
       ---------------            ---------------------    ---------------------
       (State or other            (Commission File No.)    (IRS Employer ID No.)
jurisdiction of incorporation)



               335 North Wilmot, Suite 250, Tucson, Arizona 85711
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               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (520) 748-2111



              -----------------------------------------------------
          (Former name or former address, if changed since last report)
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                           ASR INVESTMENTS CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

The Acquisition

         Pursuant to the Master Combination and Contribution Agreement dated as of November 8, 1996 (the "Combination Agreement") and an Addendum to the Master Combination and Contribution Agreement dated as of April 30, 1997 (the "Addendum") among ASR Investments Corporation ("ASR"), Don W. Winton, certain limited partnerships in which Mr. Winton is the general partner (the "Winton Partnerships"), Winton & Associates, Inc. ("Winton & Associates"), Heritage Communities L.P. ("Heritage Communities"), Heritage Residential Group, Inc. ("Heritage Residential"), Heritage SGP Corporation ("Heritage SGP"), Pima Mortgage Limited Partnership ("Pima Mortgage"), Pima Realty Advisors, Inc. ("Pima Realty"), Jon A. Grove, Joseph C. Chan, and Frank S. Parise, Jr., on April 30, 1997 Heritage Communities, in which ASR is a general partner, acquired substantially all of the assets and properties of the Winton Partnerships consising primarily of 13 apartment properties located in the state of Washington and Texas, and one office building located in the state of Washington (the "Acquisition"). In connection with the Acquisition, ASR or its subsidiaries
(i) assumed or refinanced first mortgage loans totalling $49,396,000, (ii) issued 683,626 shares of ASR's common stock, par value $.01 per share (the "Common Stock"), (iii) issued limited partnership units in Heritage LP that are convertible into an aggregate of 942,184 shares of Common Stock at any time following April 30, 1998, and (iv) paid $1,250,000 in closing costs to the Winton Partnerships.

         The description contained herein of the Acquisition is qualified in its entirety by reference to the Combination Agreement, the Addendum, and ASR's Definitive Proxy Statement filed with the Securities and Exchange Commission (the "Commission") on March 27, 1997, which are attached hereto as Exhibit 2(a),
Exhibit 2(b), and Exhibit 99(a), respectively, and incorporated herein by reference.

The Management Mergers

         The Associates Merger

         Pursuant to the Combination Agreement and the Agreement and Plan of Reorganization dated as of November 8, 1996 (the "Associates Merger Agreement") among ASR, Heritage Residential, Winton & Associates, and Mr. Winton, on May 1, 1997 Winton & Associates merged with and into Heritage Residential, a wholly owned subsidiary of ASR (the "Associates Merger"). In connection with the Associates Merger, the outstanding shares of capital stock of Associates were converted into 70,284 shares of ASR Common Stock. In addition, Don W. Winton entered into an employment agreement with ASR pursuant to the Associates Merger Agreement.

         The description contained herein of the Associates Merger is qualified in its entirety by reference to the Combination Agreement, the Addendum, the Associates Merger Agreement, and ASR's Definitive Proxy Statement filed with the Commission on March 27, 1997, which are attached hereto as Exhibit 2(a), Exhibit 2(b), Exhibit 2(c), and Exhibit 99(a), respectively, and incorporated herein by reference.

         The Pima Mergers

         Pursuant to the Combination Agreement and the Agreement and Plan of Reorganization dated as of November 8, 1996 (the "Pima Mortgage/Pima Realty Merger Agreement") among ASR, Heritage Residential, Pima Realty, Pima Mortgage, JG Mortgage Advisors, Inc. ("JG Mortgage"), JC Mortgage Advisors, Inc. ("JC Mortgage"), FP Mortgage Advisors, Inc. ("FP Mortgage"), and Messrs. Grove, Chan, and Parise, on April 30, 1997 Pima Realty, JG Mortgage, JC Mortgage, and FP Mortgage merged with and into Heritage Residential (the "Pima Mergers"). In connection with the Pima Mergers, the outstanding shares of capital stock of Pima Realty, JG Mortgage, JC Mortgage, and FP Mortgage were converted into an aggregate of 262,008 shares of ASR Common Stock. In addition, each of Jon A. Grove, Joseph C. Chan, and Frank S. Parise, Jr. entered into an employment agreement with ASR pursuant to the Pima Mortgage/Pima Realty Merger Agreement.

         The description contained herein of the Pima Mergers is qualified in its entirety by reference to the Combination Agreement, the Addendum, the Pima Mortgage/Pima Realty Merger Agreement, and ASR's Definitive Proxy Statement
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filed  with the  Commission  on March 27,  1997,  which are  attached  hereto as
Exhibit 2(a), Exhibit 2(b), Exhibit 2(d), and Exhibit 99(a), respectively, and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 15, 1997.

(b)      Pro Forma Financial Statements.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 15, 1997.

(c)      Exhibits

Exhibit No.                                Description of Exhibit
-----------                                ----------------------

     2(a) Master Combination and Contribution Agreement dated as of November 8, 1996 between ASR Investments
                          Corporation, Don W. Winton, certain limited partnerships in which Mr. Winton is the general partner, Winton & Associates, Inc., Heritage Communities L.P., Heritage Residential Group, Inc., Heritage SGP Corporation, Pima Mortgage Limited Partnership, Pima Realty Advisors, Inc., Jon A. Grove, Joseph C. Chan, and Frank S. Parise, Jr.

     2(b) Addendum to the Master Combination and Contribution Agreement dated as of April 30, 1997 between ASR Investments Corporation, Don W. Winton, 15 limited partnerships for which Mr. Winton is the general partner, Winton & Associates, Inc., Heritage Communities L.P., Heritage Residential Group, Inc., Heritage SGP Corporation, Pima Mortgage Limited Partnership, Pima Realty Advisors, Inc., Jon A. Grove, Joseph C. Chan, and Frank S. Parise, Jr.

     2(c) Agreement and Plan of Reorganization dated as of November 8, 1996 between ASR Investments Corporation, Heritage Residential Group, Inc., Winton & Associates, Inc., and Don W. Winton.

     2(d) Agreement and Plan of Reorganization dated as of November 8, 1996 between ASR Investments Corporation, Heritage Residential Group, Inc., Pima Realty Advisors, Inc., Pima Mortgage Limited Partnership, JG Mortgage Advisors, Inc., JC Mortgage Advisors, Inc., FP Mortgage Advisors, Inc., Jon A. Grove, Joseph C. Chan, and Frank S. Praise, Jr.

     10(q) Registration Agreement dated as of April 30, 1997 between ASR Investments Corporation and Don W. Winton on behalf of certain partners in certain limited partnerships in which Mr. Winton is the general partner.

     10(r) Registration Agreement dated as of April 30, 1997 between ASR Investments Corporation, Heritage Communities L.P. and certain limited partnerships in which Don W. Winton is the general partner.

     10(s) Employment Agreement dated as of April 30, 1997 between ASR Investments Corporation and Don W. Winton.

     10(t) Employment Agreement dated as of April 30, 1997 between ASR Investments Corporation and Jon A. Grove.

     10(u) Employment Agreement dated as of April 30, 1997 between ASR Investments Corporation and Joseph C. Chan.

     10(v) Employment Agreement dated as of April 30, 1997 between ASR Investments Corporation and Frank S. Parise, Jr.



     99(a)                Definitive   Proxy   Statement   of  ASR   Investments
                          Corporation filed with the Securities and Exchange Commission on March 27, 1997.(1)
------------

(1) Exhibit 99(a) does not include the appendices to the Definitive Proxy Statement of ASR Investments Corporation as filed with the Securities and Exchange Commission on March 27, 1997.
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 15, 1997                     ASR INVESTMENTS CORPORATION



                                 By: /s/ Joseph C. Chan
                                    ------------------------------
                                 Name: Joseph C. Chan
                                 Its: Executive Vice President, Chief Operating Officer, Secretary, and Treasurer
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